Exhibit 99.1

Rosetta Resources Inc.
Investor Presentation
August 2013

Forward-Looking Statements and Terminology Used

Leverage High-Grade Asset Base
• Grow new core area in Permian Basin; vertical and horizontal applications
• Maintain position as a leading operator in the high-return Eagle Ford play
• Develop combined inventory of approximately 640 MMBoe in liquids-rich Eagle
 Ford and oil-weighted Permian Basin

Successfully Execute Business Plan	• Grow total production and liquids volumes while applying cross-basin knowledge • Lower overall cost structure and improve margins • Capture firm transportation and processing capacity

Test Future Growth Opportunities	• Evaluate previously untested Eagle Ford acreage • Continue testing optimal Eagle Ford and Wolfbone well spacing • Pursue new growth targets through bolt-on acquisitions in core areas

Maintain Financial Strength & Flexibility	• Actively manage and monitor use of debt • Maintain adequate liquidity throughout cycles • Manage exposure to commodity price risk through prudent hedging program

Company Strategy - Key Elements

Rosetta Resources Asset Overview

Divested ~11 MMBoe
Acquired ~145 MMBoe
2
1. Assumes acquisition completed as of 1/1/13.
2. Assumes production contribution from Permian assets effective on the May 14, 2013 close date.
1
2
Strong Growth Track Record
Risked Resource Potential
(MMBoe)
Production
(MBoe/d)

• Continued focus on oil and liquids-rich development
1. 2013 Guidance; Includes capitalized interest and other corporate costs; Excludes acquisition capital.
2. Assumes mid-point of 2013 production guidance over 2012 average daily production
Other
11%
Permian
20%
Eagle Ford
69%
Other
11%
Facilities
7%
Drill & Complete
82%
• Rig Programs
 • Eagle Ford: Five to six rigs
 • Permian - Delaware Basin: Three rigs growing to six rigs (four rigs in Jun.; five rigs in Sep.)
• Fund base capital program from internally-generated cash flow supplemented by borrowings under credit facility

EAGLE FORD - ESTABLISHED CORE AREA

Gates Ranch

Summary
6/30/2013
18 wells drilled yet to be completed
2Q 2013: 11 completions
1. Under current 55-acre spacing assumptions

55 wells
Our largest continuous group
of producing wells spaced on
55 acres
Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres
The 55 wells are performing in
line with comparable offsetting
wells drilled and completed early
in the development of the area
and spaced on 100 acres …

Summary
6/30/2013
Briscoe Ranch
• 3,545 net acres in southern
 Dimmit County
• 64 net well locations remaining
Future
19 wells drilled yet to be completed

Summary
6/30/2013
Central Dimmit County Area
• 8,496 net acres located in Dimmit County
• 104 net well locations remaining
2Q 2013: Total 3 completions
 3 completions
 2Q 2013: 1 completion
Lasseter & Eppright
Light Ranch
 6 total completions
 1 well drilled yet to be completed
Vivion
 3 completions
 2Q 2013: 2 completions

Summary
6/30/2013
Karnes Trough Area
Klotzman
(Dewitt County)
Adele
Dubose
(Gonzales County)

Lopez Farm-In
• 505 net acres in Live Oak County
• Farm-In from Killam Oil
 • BPO: 100% WI, 75% NRI
 • APO: 65% WI, 48.75% NRI
• 7-day gross stabilized IP 1,966 Boe/d
 (46% oil / 24% NGLs)
• 7 net well locations remaining
Summary
6/30/2013

2Q 2013: 1 completion

Tom Hanks
• 3,461 net acres in LaSalle County
• 2 gross total completions
• Well Costs $5.5 - $7.0 MM
• ~ 50-acre spacing (~400 feet apart)
Summary
6/30/2013

1 EF well drilled yet to be completed
2Q 2013: 1 EF completion
Eagle
Ford
• 1 completion - discovery well
• 7-day stabilized IP 657 Boe/d (91% oil)
• 56 net well locations remaining
 • 1 well drilled awaiting completion
Pearsall
Pearsall
Well
Eagle Ford
Well

PERMIAN BASIN - NEW CORE AREA

1. 68,000 gross acres
2. ~76% for operated acreage
3. Under 20-acre spacing assumptions
Permian - Reeves County

Summary
6/30/2013

Reeves County - Pecos Area Horizontal Wells

Rosetta Operated
Rosetta Non-Operated
Other Operators
Permitted Horizontals
0
10,000
20,000
30,000
Feet
• Significant horizontal industry activity
• Multiple target reservoirs
• Eight Rosetta-operated horizontal
 wells--drilled by Comstock & Eagle

Total Company Inventory
+/- 2,400 net wells -- remaining as of 8/1/2013
1. Central Dimmit includes L&E, Vivion and Light Ranch
2. Karnes Trough area includes Dubose and Klotzman
3. Denotes roughly 6,800 net acres in the liquids window of the play
4. Assumes 20-acre spacing, vertical wells in Central and East areas.

MARKETING AND FINANCIAL OVERVIEW

Gas Transportation Capacity
Firm gross wellhead gas takeaway
• 245 MMcf/d today
Four processing options - Gathering (Plant)
• Regency (Enterprise Plants)
• Energy Transfer “ETC” Dos Hermanas (King Ranch)
• Eagle Ford Gathering (Copano Houston Central)
• ETC Rich Eagle Ford Mainline (LaGrange/Jackson)
Oil Transportation Capacity
Gates Ranch, Briscoe Ranch & Central Dimmit Co.
• Plains Crude Gathering - Firm gathering capacity of 25,000 Bbls/d to
 Gardendale hub with up to 60,000 Bbls storage; operating since April 2012
Karnes Trough
• Rosetta-owned oil truck-loading facility operating since late July 2012
• Trucking readily available
Eagle Ford Multiple Takeaway Options
Gates Ranch NGL
Breakdown August 2013

Oil
 • Currently trucked from leases
 • WTI Midland to WTI Cushing basis back to normal (currently -$0.35 per Bbl)
 • Oil gravity range 45 - 49 degrees and receives no gravity deducts
Natural Gas
 • Gas is rich and is processed at two plants
 • Most leases under long-term gathering agreement
 • Residue gas sales tied to Waha and Permian indices
NGLs
 • NGLs extracted under firm, multi-year gathering/processing agreements
 • Combination of net proceeds and Mont Belvieu pricing
Permian Basin Marketing

$40.64
$41.96
$80.16
X
$115.71
$83.33
X
$109.63
$95.72
$93.06
$87.28
1
1. Fixed price is based on weighted average of all components of the NGL barrel.
Commodity Derivatives Position - July 31, 2013

Liquidity
Adequate liquidity available to fund 2013 $840 - $900 million capital program
Borrowing base raised from $625 million to $800 million on April 12, 2013
Note: Permian Basin acquisition closed on May 14, 2013

2013 Annual Guidance

Investment Summary
• Drill-bit focused producer with large acreage positions in liquids-rich Eagle Ford and oil-weighted Permian Basin
 plays
• Attractive new core Delaware Basin position
• Successful operator in the high-return Eagle Ford area
• Large inventory of future growth opportunities
• Financial strength and flexibility; conservative philosophy

“Rosetta Resources - Building Rock Solid Value”

APPENDIX

Attractive Well Economics
Note: Reserves and Economic metrics are “Unrisked”.
Oil price assumptions, $/Bbl - $91.72 in 2013, $89.88 in 2014, $95.00 thereafter. NGL price assumptions, $/Bbl - $42.77 in 2013, $41.91 in 2014, $44.30 thereafter.
Gas price assumptions, $/MMBtu - $3.71 in 2013, $4.10 in 2014, $4.60 thereafter.

HIGHLIGHTS
Reeves County	Vertical Wolfbone	• 40-acre development; 145 MMBoe net risked resources; ~1,300 gross locations • Down-spacing potential
	Horizontal Wolfcamp	• Early stage - operators testing upper and middle Wolfcamp • Completed 4 horizontals in acquired area
	Avalon / Bone Spring	• Additional horizontal upside potential
	Other Formations	• May ultimately recognize upside in deeper, gas-prone formations • Likely requires higher gas price environment
Gaines County Exploration Play		• Exploration play; no wells drilled to date • Wolfcamp is a likely target
Base Case
Upside
Reeves County

Permian - Reeves County Asset Potential
Stacked Zones Provide Collection of Vertical/Horizontal Development Opportunities
~145 MMBoe of recoverable reserves on 40
-acre spacing represents less than 5% of
estimated total hydrocarbons in place

Permian - Reeves County
Vertical Wolfbone

Central
East
Normalized Time (year)
Normalized Time (year)

Gates Ranch Well Performance - North & South Areas

Briscoe Ranch

Karnes Trough Area - Klotzman

Karnes Trough Area - Adele Dubose

Central Dimmit - Lasseter & Eppright